UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2023

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway
Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to OneWater Marine Inc. 2020 Omnibus Incentive Plan

As described under Item 5.07 below, OneWater Marine Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on February 23, 2023. At the Annual Meeting, upon the recommendation of the board of directors of the Company (the “Board”), the Company’s stockholders approved an amendment (the “LTIP Amendment”) to the OneWater Marine Inc. 2020 Omnibus Incentive Plan (the “Incentive Plan”) to increase the limitation on the aggregate value of awards that may be issued under the Incentive Plan in any calendar year to the Company’s non-employee directors.

A description of the material terms of the Incentive Plan, as amended by the LTIP Amendment, is provided in “Proposal 3 – Approval of the Amendment to the OneWater Marine Inc. 2020 Omnibus Incentive Plan” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 13, 2023 (the “Proxy Statement”), which description and text are incorporated herein by reference.

The foregoing description of the terms of the LTIP Amendment and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by reference to the Incentive Plan, as amended by the LTIP Amendment, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (the “Certificate Amendment”).

The Certificate Amendment became effective upon the filing of the Third Amended and Restated Certificate of Incorporation of the Company (the “Third A&R Certificate”) with the Secretary of State of Delaware on February 24, 2023. A description of the Certificate Amendment is provided in “Proposal 2 – Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation” of the Company’s Proxy Statement, which description and text are incorporated herein by reference. The foregoing description of the terms of the Certificate Amendment and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by the full text of the Third A&R Certificate, which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on February 23, 2023. As of January 4, 2023, the record date for the Annual Meeting, 14,284,501 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”) and 1,429,940 shares of the Company’s Class B common stock, par value $0.01 per share (together with Class A Common Stock, the “Common Stock”) were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote on all matters voted upon at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below. The proposals are described further in the Proxy Statement for the Annual Meeting.
1.
Each of the following persons was duly elected by the Company’s stockholders until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Anthony Aisquith	10,950,498	411,054	1,024	1,784,569
Christopher W. Bodine	9,436,781	1,924,374	1,421	1,784,569
Bari A. Harlam	10,784,130	577,243	1,203	1,784,569
Jeffrey B. Lamkin	11,340,200	21,252	1,124	1,784,569
J. Steven Roy	11,340,502	20,950	1,124	1,784,569
John F. Schraudenbach	10,648,241	713,111	1,224	1,784,569
P. Austin Singleton	11,348,430	12,822	1,324	1,784,569
John G. Troiano	10,647,864	713,388	1,324	1,784,569

2.
The amendment to the Company’s second amended and restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation, was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,236,964	1,118,060	7,552	1,784,569

3.	The amendment to the OneWater Marine Inc. 2020 Omnibus Incentive Plan, was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,967,169	3,292,983	102,424	1,784,569

4.	The advisory (non-binding) vote on a resolution to approve the compensation of the Company’s named executive officers, was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,895,636	1,364,436	102,504	1,784,569

6.
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,136,363	9,636	1,146	0

       No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
3.1*	Third Amended and Restated Certificate of Incorporation of OneWater Marine Inc., as filed with the Secretary of State of the State of Delaware on February 24, 2023.
10.1*	OneWater Marine Inc. 2020 Omnibus Incentive Plan (as amended on February 23, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Financial Officer
Dated: February 27, 2023